UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 9, 2025

(Date of earliest event reported)

ROYALE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-055912	81-4596368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Hilton Head Rd, Suite 205
El Cajon, CA 92021

(Address of principal executive offices) (Zip Code)

(619) 383-6600

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in its Current Report on Form 8-K filed on September 10, 2025 (the “Prior 8-K”) with the United States Securities and Exchange Commission (the “SEC”), on September 3, 2025, Royale Energy, Inc. (the “Company”), as buyer, and Pradera Fuego, LP, as seller, consummated the transactions contemplated in that certain Assignment, Bills of Sale and Conveyances dated September 3, 2025, relating to certain properties (the “Pradera Fuego Acquisition Properties”).

The Company is filing this amendment to the Prior 8-K for the purpose of providing (i) audited statements of revenues and direct operating expenses of the Pradera Fuego Acquisition Properties for the year ended December 31, 2024, (ii) unaudited statements of revenues and direct operating expenses of the Pradera Fuego Acquisition Properties for the six months ended June 30, 2025 and (iii) unaudited pro forma consolidated financial statements of the Company as of and for the period ended June 30, 2025 and the year ended December 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited statements of revenues and direct operating expenses of the Pradera Fuego Acquisition Properties for the year ended December 31, 2024, including the related notes thereto, are filed herewith as Exhibit 99.1.

The unaudited statement of revenues and direct operating expenses of the Pradera Fuego Acquisition Properties for the six months ended June 30, 2025, including the related notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of June 30, 2025 and for the six-months ended June 30, 2025 and the year ended December 31, 2024 and the related notes showing the pro forma effects of acquiring the Pradrera Fuego Acquisition Properties, are filed herewith as Exhibit 99.3. The unaudited pro forma financial information gives effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K/A.

Exhibit No	Description of Exhibit
23.1	Consent from BDO USA, P.C.
99.1	Audited statements of revenues and direct operating expenses of the Pradera Fuego Acquisition Properties for the year ended December 31, 2024.
99.2	Unaudited statements of revenues and direct operating expenses of the Pradera Fuego Acquisition Properties for the six months ended June 30, 2025
99.3	Unaudited pro forma consolidated financial statements of the Company as of and for the period ended June 30, 2025 and the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: July 10, 2026	By:	/s/ Johnny Jordan
Johnny Jordan
Chief Executive Officer

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